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On November 17, 2014, FTD Companies, Inc. made the following presentation available:

FTD Companies, Inc. Investor Presentation November 2014 FTD Group, Inc.

Forward-Looking Statements and Risk Factors This presentation contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on our current expectations, estimates and projections about our operations, industry, financial condition, performance, results of operations, and liquidity. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “projections,” “business outlook,” “estimate,” or similar expressions constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements about our strategies; statements regarding potential acquisitions, including the planned acquisition of Provide Commerce; statements regarding expected synergies and benefits of the planned acquisition of Provide Commerce; expectations about future business plans, prospective performance and opportunities; statements regarding the expected timing of the completion of the planned acquisition of Provide Commerce; the anticipated benefits of our separation from United Online; future financial performance; revenues; segment metrics; operating expenses; market trends, including those in the markets in which we compete; liquidity; cash flows and uses of cash; capital expenditures; depreciation and amortization; tax payments; foreign currency exchange rates; hedging arrangements; our ability to repay indebtedness and invest in initiatives; our products and services; pricing; marketing plans; competition; settlement of legal matters; and the impact of accounting changes and other pronouncements. Potential factors that could affect these forward-looking statements include, among others, the factors disclosed in FTD’s filings with the Securities and Exchange Commission (www.sec.gov), including without limitation, information under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors.” Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance and results to differ materially from those predicted. Except as required by law, we undertake no obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. FTD reserves all rights to our trademarks, trade names and service marks, regardless of the manner in which we refer to them in this presentation. All other trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. Additional Information In connection with the planned acquisition of Provide Commerce, FTD filed a definitive proxy statement with the Securities and Exchange Commission (SEC) on November 3, 2014. The proxy statement has been mailed to FTD stockholders to solicit the required approval of FTD stockholders in connection with the transaction. FTD stockholders are urged to read the proxy statement carefully, as it contains important information that stockholders should consider before making a decision about the transaction, including information about FTD, Provide Commerce, the proposed transaction and related matters. In addition to receiving the proxy statement from FTD in the mail, stockholders are able to obtain the proxy statement, as well as other filings containing information about FTD, without charge, at the SEC’s web site, www.sec.gov, or from FTD at its website, www.ftdcompanies.com, or FTD Companies, Inc., 3113 Woodcreek Drive, Downers Grove, IL 60515, Attention: Corporate Secretary. Participants in Solicitation FTD and its executive officers and directors may be deemed to be participants in the solicitation of proxies from FTD’s stockholders with respect to the proposed transaction. Information regarding any interests that FTD’s executive officers and directors may have in the transaction is set forth in the proxy statement.

Becky A. Sheehan Executive Vice President, Chief Financial Officer Becky Sheehan has been our Executive Vice President, Chief Financial Officer since November 2013. Ms. Sheehan joined FTD Group, Inc. in July 2006 as Executive Vice President, Chief Financial Officer. Prior to joining FTD Group, Inc., she was an Audit Partner with Deloitte and had 19 years of experience in public accounting with both Deloitte and Arthur Andersen. At Deloitte, Ms. Sheehan served as the leader of the Consumer Business and Manufacturing Audit Practice for the Chicago office. Prior to joining Deloitte, Ms. Sheehan was a partner with Arthur Andersen. She is a certified public accountant and received her Bachelor's degree in accounting from Illinois State University. Robert S. Apatoff President, Chief Executive Officer and Director Rob Apatoff is our President and Chief Executive Officer and has served as one of our directors since November 2013. Mr. Apatoff served as President of FTD Group, Inc. from November 2008 to October 2013. He also served as a member of the board of directors of FTD Group, Inc., from November 2004 to August 2008. From August 2003 to May 2008, Mr. Apatoff served as President and Chief Executive Officer of Rand McNally & Company and then as Managing Director of Patriarch Partners, LLC's consumer brands portfolio from May to October 2008, following Patriarch's acquisition of Rand McNally & Company. Prior to that, Mr. Apatoff served as Senior Vice President and Chief Marketing Officer at The Allstate Corporation, and held senior management and marketing positions at Aetna, Inc., L.A. Gear, Inc., Reebok International, Ltd., and Anheuser-Busch, Inc. Mr. Apatoff earned a Bachelor of Arts in communications from DePauw University. Presenting Today

I. Business Overview II. Why Invest in FTD? III. Financial Information IV. Provide Commerce Acquisition Table of Contents 3

I. Business Overview 4

FTD Confidential/Proprietary documents and should not be copied or redistributed. 5

[LOGO]

Over 100 Year Company History 2004 2005 2006 2008 2010 2012 February 2004 – Leonard Green & Partners acquires FTD August 2008 – United Online, Inc. acquires FTD Group, Inc. April 2012 – Interflora British Unit acquires Gifts division of Flying Brands, comprised of the Flying Flowers, Flowers Direct and Drake Algar businesses July 2006 – FTD acquires Interflora British Unit February 2005 – FTD Group, Inc. files an IPO to be listed on NYSE under the ticker “FTD” 2013 November 2013 – United Online, Inc. completes tax-free Spin-Off to make FTD Companies, Inc. an independent, publicly-traded company listed on NASDAQ under the ticker “FTD” 2002 1999 1923 1910 1910 – FTD is founded in Rochester, NY by John A. Valentine 1923 – A British Unit of FTD is formed in response to the success of the network in America, now known as Interflora 1999 – FTD.COM files an IPO to be listed on NASDAQ under the ticker “EFTD” 2002 – FTD, Inc. completes a reverse merger with FTD.COM pursuant to which FTD, Inc. became listed on NASDAQ under the ticker "FTDI" 1994 1994 – FTD was acquired by Perry Capital Corporation from the florists and converted into a for-profit corporation January 2005 – Interflora incorporates (converts from a trade association to a commercial business) 2014 July 2014 – FTD announces the planned acquisition of Provide Commerce

Over 100 Years of Company Innovation 1979 1984 1994 2000 2003 2009 2010 2011 2012 2013 1950 1933 1914 1933 – FTD enters its first float in the Rose Parade 1983 – Merlin Olsen, NFL Hall of Famer, becomes FTD’s spokesperson 1984 – FTD launches the Pick Me Up Bouquet ® 1914 – The iconic Mercury Man logo debuted 1979 – FTD launches the Mercury Network 1994 – FTD launches FTD.COM, a direct to consumer business 2011 – FTD launches FTD College Rose collection 2003 – FTD launches the first Windows-based point of sale system to the florist network called FTD Mercury 1994 – FTD launches the first point of sale system to the florist network called Mercury Advantage 1950 – Print advertising campaigns featuring Elizabeth Taylor & Rosemary Clooney 1924 1924 – FTD Clearinghouse was created as the first non-profit international “banking” operation in commercial history 1983 2009 – FTD launches the “Good, Better, Best” upgrade path in the U.S., first in the floral industry 2010 – FTD launches exclusive Better Homes and Gardens product line 2013 – Interflora launches My Interflora Creation 2007 – FTD launches the Vera Wang Collection

Floral Industry Overview $28 billion industry1 (including flowers, plants and related goods sold at retail florists, mass marketers and other outlets) Approximately 15,000 retail florists2 with $7 billion in retail sales2 Supermarket / mass market sales of $7 billion3 Estimated online floral sales of $4 billion4 Notes: 1. Source: U.S. Department of Commerce / Bureau of Economic Analysis (2013) 2. Source: U.S. Department of Commerce (2011) 3. Source: Superfloral retailing website (2007) Source: Forrester (2008) Source: Mintel, a market research company (2008 survey) U.S. FLORAL INDUSTRY U.K. FLORAL INDUSTRY £2 billion industry5 (cut flowers and house plants) MAJOR AREAS OF FLORAL PRODUCTION Flowers Grown California Colombia / Ecuador Holland Kenya

FTD Operates Complementary Businesses CONSUMER BUSINESSES FLORIST BUSINESSES Online-oriented direct marketer of floral and gift products, with high consumer brand recognition ~90% of orders placed online vs. ~10% via phone Products delivered by FTD or Interflora member florists or third parties in an elegant, award winning gift box Benefits from low-inventory and negative working capital business model, with consumers paying for their orders in advance of delivery Large florist network fulfills the majority of FTD and Interflora consumer orders DOMESTIC INTERNATIONAL CONSUMER FLORIST CONSUMER FLORIST U.S. services include: Membership / use of brand Order related Online services Publications/Advertising programs Systems access and support Credit card processing Flowers All Hours U.S. products include: Point of sale systems Hard goods (containers, vases, among other items) Fresh flowers U.K. services include: Membership / brand licensing Order related Hosting websites U.K. products include: Hard goods (containers, vases, among other items) Fresh flowers We also offer business-to-business products and services to other companies looking for floral and gifting solutions

II. Why Invest in FTD? 11

Investment Highlights Premier Brands: FTD, Interflora and the Iconic Mercury Man Strong Consistent Cash Flows Innovative and Differentiated Products and Services Differentiation Through “Best-In-Class” Partner Brands Growth Opportunities – Organic and Inorganic Experienced Management Team 1

Widely-Recognized Brands in FTD, Interflora and the Iconic Mercury Man FTD has high brand awareness in the floral industry and among consumers Interflora has the highest unaided brand awareness compared to its floral industry competitors1 The iconic Mercury Man logo, one of the most recognized global floral symbols worldwide, is in nearly 40,000 floral shops in approximately 150 countries FTD, a true American iconic brand with over a 100 year history, and Interflora, an iconic brand with a 90 year history in the U.K Note: 1. Source: Interflora Brand Awareness. Aurora Market Research (2013)

Strong Consistent Cash Flows Driven by Business Model Business Model The majority of florist segment revenues is related to services Florist Segment Revenues Are Largely Recurring Consumers pay FTD before FTD is required to pay its floral network members or third parties for fulfillment Negative Working Capital Limited capital expenditures required to support the business Limited Capex Requirements Floral network members and third-party vendors fulfill consumer floral and gift orders Limited Inventory

Exclusive partnership Created in collaboration with FTD and Better Homes & Gardens designers Innovative and Differentiated Products and Services Exclusive partnerships Created in collaboration with FTD and designers at Vera Wang and Better Homes and Gardens

We created a luxury category, to cater to an untapped floral market; Higher AOVs Innovative and Differentiated Products and Services – Luxury

FTD revolutionized merchandising in the floral industry with its “Good, Better, Best, Exquisite” upsell marketing strategy Innovative and Differentiated Products and Services – GBBE

Gift stores-within-a-store to provide broad assortment of gift verticals and capture consumer demand with floral or stand alone gift purchase Innovative and Differentiated Products and Services – Gift Store Tabs

Differentiation Through “Best-In-Class” Partner Brands Trademarks are registered and unregistered trademarks of their respective owners.

Differentiation Through “Best-In-Class” Partnerships (continued) Sympathy Airlines B to B Supermarkets Trademarks are registered and unregistered trademarks of their respective owners. Wedding

III. Financial Information

Consumer Segment Overview HIGHLIGHTS CONSUMER SEGMENT REVENUE ($MM) Direct marketer of floral and non-floral gift products Consumer segment primarily operates through FTD.COM in the U.S. and Canada Minimal inventory requirements Orders filled by member florists / third-party vendors Negative working capital model enhances cash flows Paid by consumers before payment is required to be made to member florists / third-party vendors CONSUMER ORDER VOLUME & AOV1 (orders in 000s) CONSUMER SEGMENT OPERATING INCOME ($MM) 3% CAGR Note: 1. Average Order Value (“AOV”) represents average amount received for consumer orders delivered during a period; Consumer orders represent orders delivered during the period.

Florist Segment Overview HIGHLIGHTS Member florists include traditional retail florists and other non florist retail locations primarily in the U.S. and Canada Long-standing relationships with member florists Significant revenues from recurring services related to orders, membership and other services Leverages significant order flow from FTD’s consumer segment Business-to-business products and services offered to other companies looking for floral and gifting solutions Minimal inventory required AVERAGE REVENUES PER MEMBER FLORIST SEGMENT OPERATING INCOME ($MM) FLORIST SEGMENT REVENUE ($MM) 7% CAGR 4% CAGR

International Segment Overview Interflora operates primarily in the U.K. and the Republic of Ireland Interflora operates businesses in the business-to-consumer market and the business-to-business market including retail florists and other companies looking for floral and gifting solutions Minimal inventory requirements, as orders are filled by member florists and third-party vendors Strong and long-standing brand recognition since its establishment in 1923, with highest consumer awareness in the U.K. for flower delivery1 Note: Source: Aurora Market Research (2013) 5% CAGR excluding the impact of fluctuations in fx rates. Including changes in fx rates, the CAGR was 3%. For comparative purposes, average order value converted at a constant 1.55 GBP:USD exchange rate for each period. HIGHLIGHTS INTERNATIONAL SEGMENT REVENUE ($MM) CONSUMER ORDER VOLUME & AOV (orders in 000s) INTERNATIONAL SEGMENT OPERATING INCOME ($MM) 3 5% CAGR2 Flying Flowers & Flowers Direct, which were acquired on April 30, 2012, carry lower AOVs

Annual Historical Financial Results Consolidated Revenues have increased steadily with a 4% CAGR from 2010 to 2013 Consolidated Adjusted EBITDA has increased at a 5% CAGR from 2010 to 2013 Business delivers strong and consistent cash flows High conversion of Adjusted EBITDA to Free Cash Flow FTD’s steady revenue growth has produced strong operating cash flows CONSOLIDATED REVENUES ($MM) CONSOLIDATED ADJUSTED EBITDA1 & MARGIN ($MM) Notes: Adjusted EBITDA is non-GAAP. See appendix for non-GAAP to GAAP definitions and reconciliations. 1 78% Products Revenue 22% Services 26% Internat’l 74% Domestic Revenue DIVERSITY OF REVENUE STREAMS HIGHLIGHTS

Nine Month Results U.S. consumer order volume declined 5.0% to 3.3 million, AOV grew 2.9% to $69.23 Florist Segment average revenues per member grew 4.8% to $9,447 U.K. consumer order volume grew 2.6% to 2.0 million, AOV was $55.74 (1.5% growth in local currency) CONSOLIDATED ADJUSTED EBITDA1 & MARGIN ($MM) FREE CASH FLOW ($MM)2 CONSOLIDATED REVENUES ($MM) Notes: Adjusted EBITDA is non-GAAP. See appendix for non-GAAP to GAAP definitions and reconciliations. Free Cash Flow is non-GAAP. See appendix for non-GAAP to GAAP definitions and reconciliations.

Cash Flow Summary Strong Free Cash Flow Limited capital expenditures required to support business FTD’s consumer businesses operate with negative working capital as consumers generally pay FTD before FTD is required to pay floral network members or fulfillment partners CAPITAL EXPENDITURES ($MM) NEGATIVE WORKING CAPITAL ($MM) 2 FREE CASH FLOW ($MM) 1 Notes: Free Cash Flow is non-GAAP. See appendix for non-GAAP to GAAP definitions and reconciliations. Working capital is non-GAAP and is defined as current assets, excluding cash and cash equivalents, less current liabilities, excluding the current portion of long-term debt, intercompany payable to United Online, Inc. and current income taxes payable. See appendix for non-GAAP to GAAP reconciliations. At December 31, 2012 the Company had $1.2 million of property and equipment that was not yet paid for and was included in accounts payable and other liabilities in the consolidated balance sheet. 2013 includes $1.2 million of payments for capital expenditures that were accrued at the end of 2012 and $2.3 million of capital expenditures required for the spin-off. 3 4 Spin-related Accrued at 12/31/12 $10.8

Net Debt and Capitalization NET DEBT ($MM)1 Note: Net debt is non-GAAP and is defined as total debt, net of discounts, less cash and cash equivalents. See appendix for non-GAAP to GAAP reconciliations. Based on the closing price of FTD on 11/12/14 of $36.50 and 19.0 million shares outstanding as of 11/10/14. $220 million outstanding debt at 9/30/14 $200 million term loan $20 million revolver borrowing ($329 million capacity, a portion will be drawn to fund the Provide Commerce acquisition) September 2019 maturity 2% interest rate as of 9/30/14 19.0 million shares outstanding at 11/10/14 ENTERPRISE VALUE ($MM) Outstanding debt $220.0 Cash and Cash Equivalents (62.8) Net Debt at 9/30/14 $157.2 Equity Value/Market Capitalization at 11/12/142 $693.1 Total Enterprise Value $850.3 SHARE REPURCHASE PROGRAM $50 million share repurchase program announced in March 2014 Two year period

Historical Operating Margins SALES AND MARKETING GENERAL AND ADMINISTRATIVE TOTAL COST OF REVENUES Consistent operating costs and margins as a percentage of total revenues, across all categories. 1 Note: 2013 general and administrative costs include $13.4 million of Transaction Related Costs. Adjusted EBITDA is non-GAAP. See appendix for non-GAAP to GAAP definitions and reconciliations. ADJUSTED EBITDA2

IV. Provide Commerce Acquisition

Transaction Summary Overview Acquisition of Provide Commerce from Liberty Interactive Corporation Provide Commerce’s businesses include ProFlowers, Personal Creations, and Shari’s Berries Enhances FTD’s position as one of the world’s leading and most trusted floral and gifting companies Valuation (as of 7/30/14) Transaction value of $430 million consisting of a combination of cash and stock Represents 7.5x Provide Commerce’s last twelve months (“LTM”) ended 03/31/14 unaudited Adjusted EBITDA(1), including $25 million of annual synergies Financial Benefits (as of 7/30/14) Transaction will create a combined company with annual revenue of $1.2 billion (proforma 12/31/13) Accretive to FTD’s cash earnings per share(2) in 2015, excluding the impact of synergies and one time costs Pro forma unaudited LTM 03/31/14 net leverage(3) of less than 3x, excluding synergies Financing Transaction will be financed with a combination of cash and equity Amended credit facility, added a new $200 million Term Loan Equity of 10.2 million common shares valued at $30.24 per share (based on volume weighted average price for the 10 trading days ended July 28, 2014) Liberty Interactive will own approximately 35% of FTD outstanding common shares post-transaction Management FTD’s management team will remain in place Board will expand from 7 to 11 directors, with Liberty selecting the 4 new directors for appointment to the Board Timing Shareholder meeting December 11, 2014 Targeted closing by January 1, 2015 Based on Provide Commerce’s unaudited financial information for LTM 3/31/14. Such Adjusted EBITDA is calculated in a manner consistent with FTD’s Adjusted EBITDA metric and is further adjusted to reflect the exclusion of the one-time $7.6 million storm-related impact of Winter Storm Pax on Provide Commerce in Q1 2014. See definition of Adjusted EBITDA later in this presentation. Cash earnings per share is non-GAAP. See appendix for definition. Net leverage is calculated in accordance with FTD’s 2013 Amended Credit Agreement (total outstanding indebtedness, less cash (maximum of $20 million), divided by Adjusted EBITDA).

Overview of Provide Commerce Provide Commerce operates an e-commerce marketplace of websites that offers high-quality perishable products directly to consumers Provide Commerce maintains a customer service center located at its corporate headquarters in San Diego, CA Over 860 full-time employees in 14 locations across the U.S. Founded in 1998, Provide Commerce was formerly known as Proflowers, Inc. and changed its name in September 2003 Attractive product mix with diversified revenue streams(1) 2013 Revenue; Source: Provide Commerce Provide Commerce has a collection of highly recognizable consumer gifting e-commerce brands PROVIDE COMMERCE OVERVIEW DIVERSIFIED PRODUCT MIX

Key Combination Benefits Enhances FTD’s Position as One of the World’s Leading and Most Trusted Floral and Gifting Companies Premium, Multi-Branded, and Highly Recognizable Portfolio of Assets Deepens Floral and Gifting Product Offerings Offers Enhanced Shopping Experience – Greater Convenience and Choice – to Broader Customer Base Strengthens Floral Network Financially Attractive Transaction with Significant Cost Synergies to Drive Stockholder Value Addition of Liberty as a Significant, Committed Stockholder for Long-Term Success and Growth 1

Enhanced Position as Leading and Most Trusted Floral and Gifting Company

Appendix

Economics of an FTD Order (originating in the U.S.) CUSTOMER ORDER FTD.COM Telephone Florist to Florist Order Gatherer FTD CLEARINGHOUSE END CUSTOMER FTD DIRECT SHIP Third-party vendors Specialty plants Gift baskets FTD MEMBER FLORIST 80 / 20 Split (Sender 20% / Filler 80%) 7% Clearinghouse Fee Transmission Fee per Order

Reconciliations Calculation of Net Debt Revenue Reconciliation 2011 2012 2013 Consumer segment $ 302,477 $ 317,003 $ 321,724 Florist segment 151,856 158,180 163,145 International segment 150,935 157,081 161,389 Intersegment eliminations (18,019) (18,750) (18,915) Consolidated revenues $ 587,249 $ 613,514 $ 627,343 12/31/10 12/31/11 12/31/12 12/31/13 9/30/14 Total debt, net of discounts 258,084 $ 261,124 $ 244,000 $ 220,000 $ 220,000 $ Cash and cash equivalents (31,875) (47,058) (67,347) (48,162) (62,783) Net debt 226,209 $ 214,066 $ 176,653 $ 171,838 $ 157,217 $

Reconciliations (continued) Note: For the definition of Segment Operating Income, please see following definitions. For the definition of Adjusted EBITDA, please see following non-GAAP definitions. 2011 2012 2013 9/30/13 YTD 9/30/14 YTD Segment Operating Income (1) : Consumer 33,267 $ 35,245 $ 35,151 $ 27,262 $ 23,738 $ Florist 41,442 44,425 47,078 36,004 35,906 International 18,925 18,289 18,369 13,560 15,330 Unallocated expenses (18,395) (18,412) (35,076) (20,073) (25,130) Depreciation and amortization (34,022) (35,358) (31,856) (25,151) (19,297) Operating income 41,217 44,189 33,666 31,602 30,547 Interest expense, net (21,644) (12,812) (11,224) (9,954) (3,894) Other income, net 1,740 627 332 265 398 Provision for income taxes (5,592) (10,830) (10,272) (6,958) (8,108) Net income, as reported (GAAP basis) 15,721 $ 21,174 $ 12,502 $ 14,955 $ 18,943 $ 2010 2011 2012 2013 9/30/13 YTD 9/30/14 YTD Net income, as reported (GAAP basis) 6,607 $ 15,721 $ 21,174 $ 12,502 $ 14,955 $ 18,943 $ Interest expense, net 22,536 21,644 12,812 11,224 9,954 3,894 Provision for income taxes 3,396 5,592 10,830 10,272 6,958 8,108 Depreciation and amortization 33,802 34,022 35,358 31,856 25,151 19,297 Stock-based compensation 5,777 5,074 5,113 4,837 3,598 5,509 Transaction-related costs - - 593 13,430 4,722 5,137 Litigation and dispute settlement charges (gains) 400 75 (193) 1,381 578 2,185 Restructuring and other exit costs 1,574 876 - 166 - 220 Adjusted EBITDA (2) 74,092 $ 83,004 $ 85,687 $ 85,668 $ 65,916 $ 63,293 $

Reconciliations (continued) Note: For the definition of Free Cash Flow, please see following non-GAAP definitions. Working capital is non-GAAP and is defined as current assets, excluding cash and cash equivalents, less current liabilities, excluding the current portion of long-term debt, payable to United Online, Inc. and current income taxes payable. Net Cash Provided by Operating Activities to Free Cash Flow(1) Reconciliation 2010 2011 2012 2013 9/30/13 YTD 9/30/14 YTD Net cash provided by operating activities $ 56,220 $ 43,688 $ 66,955 $ 34,203 $ 14,568 $ 25,104 Capital expenditures $ (9,588) $ (8,064) $ (6,507) $ (10,830) $ (6,473) $ (5,364) Cash paid for restructuring and other exit costs $ - $ - $ 551 $ 13,254 $ - $ 370 Cash paid for Transaction Related Costs $ - $ - $ (118) $ 606 $ 1,755 $ 1,999 Cash paid for litigation or dispute settlement charges (gains) $ 1,293 $ 765 $ 472 $ - $ 578 $ 35 Change in Intercompany with United Online, Inc. $ (11,695) $ 12,428 $ (66) $ 1,653 $ (1,267) $ -Change in current income taxes payable $ 4,835 $ (500) $ (7,238) $ 7,440 $ 4,424 $ (1,040) Free Cash Flow(1) $ 41,065 $ 48,317 $ 54,049 $ 46,326 $ 13,585 $ 21,104 Calculation of Working Capital(2) 12/31/10 12/31/11 12/31/12 12/31/13 Current assets 74,530 $ 91,190 $ 112,865 $ 95,363 $ Exclude: cash and cash equivalents (31,875) (47,058) (67,347) (48,162) Net current assets 42,655 44,132 45,518 47,201 Current liabilities 89,108 79,426 107,593 86,133 Exclude: current portion of long-term debt - (2,650) (10,856) - Exclude: Intercompany payable to United Online, Inc. (14,015) (1,587) (1,653) - Exclude: current income taxes payable (1,449) (1,735) (9,033) (1,674) Net current liabilities 73,644 73,454 86,051 84,459 Working capital (30,989) $ (29,322) $ (40,533) $ (37,258) $

Definitions Segment operating income. The Company’s chief operating decision maker uses segment operating income to evaluate the performance of the business segments and to make decisions about allocating resources among segments. Segment operating income is operating income excluding depreciation, amortization, litigation and dispute settlement charges or gains, transaction-related costs, and restructuring and other exit costs. Stock-based compensation and general corporate expenses are not allocated to the segments. Segment operating income is prior to intersegment eliminations and excludes other income. Please refer to the appendix for a reconciliation of segment operating income to net income (loss). Consumer orders. The Company monitors the number of consumer orders for floral, gift, and related products during a given period. Consumer orders are orders delivered during the period that originated in the U.S. and Canada, primarily from the www.ftd.com website, associated mobile sites, and the 1-800-SEND-FTD telephone number; and in the U.K. and the Republic of Ireland, primarily from the www.interflora.co.uk and www.interflora.ie websites, associated mobile sites, and various telephone numbers. The number of consumer orders is not adjusted for non-delivered orders that are refunded on or after the scheduled delivery date. Orders originating with a florist or other retail location for delivery to consumers are not included as part of this number. Average order value. The Company monitors the average value for consumer orders delivered in a given period, which is referred to as the average order value. Average order value represents the average amount received for consumer orders delivered during a period. The average order value of consumer orders within the Consumer and International segments is tracked in their local currency, the U.S. Dollar for the Consumer segment and the British Pound (“GBP”) for the International segment. The local currency amounts received for the International segment are then translated into U.S. dollars at the average currency exchange rate for the period. Average order value includes merchandise revenues and shipping or service fees paid by the consumer, less discounts and refunds (net of refund-related fees charged to floral network members). Average revenues per member. The Company monitors average revenues per member for floral network members in the Florist segment. Average revenues per member represents the average revenues earned from a member of the Company’s floral network during a period. Revenues include services revenues and products revenues, but exclude revenues from sales to non-members. Floral network members include retail florists and other non-florist retail locations that offer floral and gifting solutions. Average revenues per member is calculated by dividing Florist segment revenues for the period, excluding sales to non-members, by the average number of floral network members for the period.

Non-GAAP Definitions Adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”). The Company defines Adjusted EBITDA as net income before net interest expense, provision (benefit) for income tax expense, depreciation, amortization, stock-based compensation, transaction-related costs, litigation and dispute settlement charges or gains, restructuring and other exit costs, and impairment of goodwill, intangible assets and long-lived assets. Litigation and dispute settlement charges or gains include estimated losses for which the Company has established a reserve, as well as actual settlements, judgments, fines, penalties, assessments or other resolutions against, or in favor of, the Company related to litigation, arbitration, investigations, disputes or similar matters. Insurance recoveries received by the Company related to such matters are also included in these adjustments. Transaction-related costs are certain expense items resulting from actual or potential transactions such as business combinations, mergers, acquisitions, dispositions, spin-offs, financing transactions, and other strategic transactions, including, without limitation, (i) compensation expenses and (ii) expenses for advisors and representatives such as investment bankers, consultants, attorneys, and accounting firms. Transaction-related costs may also include, without limitation, transition and integration costs such as retention bonuses and acquisition-related milestone payments to acquired employees. A portion of these costs relating to the spin-off have been incurred by and allocated to the Company by United Online, Inc. The Company’s definition of Adjusted EBITDA may be modified from time to time. Management believes that because Adjusted EBITDA excludes (i) certain non-cash expenses (such as depreciation, amortization, and stock-based compensation) and (ii) expenses that are not reflective of the Company’s core operations, this measure provides investors with additional useful information to measure the Company’s financial performance, particularly with respect to changes in performance from period to period. Management uses Adjusted EBITDA to measure the Company’s performance. Adjusted EBITDA is used as a performance measure under the Company’s senior secured credit facility and includes adjustments such as the items defined above and others, which are defined in the senior secured credit facility. The Company will use this measure as a basis in determining certain compensation incentives for certain members of the Company’s management. Adjusted EBITDA is not determined in accordance with GAAP and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. A limitation associated with the use of Adjusted EBITDA is that it does not reflect the periodic costs of certain tangible and intangible assets used in generating revenues in the Company’s business. Management evaluates the costs of such tangible and intangible assets through other financial activities such as evaluations of capital expenditures and purchase accounting. An additional limitation associated with this measure is that it does not include stock-based compensation expenses related to the Company’s workforce. A further limitation associated with the use of this measure is that it does not reflect expenses or gains that are not considered reflective of the Company’s core operations. Management compensates for this limitation by providing supplemental information about such charges, gains and costs within its financial press releases and SEC filings, when applicable. An additional limitation associated with the use of this measure is that the term “Adjusted EBITDA” does not have a standardized meaning. Therefore, other companies may use the same or a similarly named measure but exclude different items or use different computations, which may not provide investors a comparable view of the Company’s performance in relation to other companies. Management compensates for this limitation by presenting the most comparable GAAP measure, net income, directly ahead of Adjusted EBITDA within this and other financial press releases and by providing a reconciliation that shows and describes the adjustments made. A reconciliation to net income is provided in the accompanying tables. In addition, many of the adjustments to the Company’s GAAP financial measures reflect the exclusion of items that are recurring in nature and will be reflected in the Company’s financial results for the foreseeable future. Free Cash Flow. The Company defines Free Cash Flow as net cash provided by operating activities less capital expenditures, plus cash paid for transaction-related costs, cash paid for litigation and dispute settlement charges or gains, cash paid for restructuring and other exit costs, adjusted to exclude the change in intercompany payable to United Online, Inc. and the change in current income taxes payable. Adjusted Net Income. The Company defines Adjusted Net Income as net income excluding the after tax impact of stock-based compensation, amortization, transaction-related costs, litigation and dispute settlement charges or gains, restructuring and other exit costs, and loss on extinguishment of debt. Cash Earnings per Share. FTD defines cash earnings per share as net income adjusted to exclude the after-tax impact of stock-based compensation, depreciation, amortization, transaction-related and integration costs, litigation and dispute settlement charges or gains, restructuring and other exit costs, and loss on extinguishment of debt divided by shares outstanding.